EXHIBIT 99.1

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of BDO International, Independent Auditors............................
Consolidated Statements of Operations........................................
Consolidated Balance Sheets..................................................
Consolidated Statements of Shareholders' Equity (Deficit)....................
Consolidated Statements of Cash Flows........................................
Accounting Policies..........................................................
Notes to the Consolidated Financial Statements...............................

Independent Auditors' Report


To the Directors of S.A.I (Ireland) Limited


We have audited the accompanying consolidated balance sheets of S.A.I (Ireland) Limited and its subsidiaries as of December 31, 1998 and December 31, 1999 and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for each of the years in the two year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with US generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of S.A.I. (Ireland) Limited and its subsidiaries as at December 31, 1999 and December 31, 1998, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 1999 in conformity with generally accepted accounting principles in the United States of America.

(signed) BDO International
-------------------------------
August 14, 2000
Limerick, Ireland

S.A.I (Ireland) Limited
Consolidated Statements of Operations for the year ended December 31


                                                                  1999         1998
                                                        Notes  IR(Pounds)   IR(Pounds)

Revenue
Licence fees, maintenance and consultancy                       2,636,781   2,988,945
Grants received                                                    46,726      39,509
                                                               ----------   ---------
Total revenues                                                  2,683,507   3,028,454

Operating expenses
Staff costs                                                    (1,262,028)   (901,349)
Sales and marketing                                              (897,319)   (576,876)
General administration                                           (518,837)   (487,212)
Research and development                                         (342,940)   (234,692)
Loss on disposal of fixed assets                                     (871)          -
                                                               ----------   ---------
Operating (loss)/income                                          (338,488)   (828,325)

Other income
Interest expense                                                   (5,289)     (8,557)
Interest income                                                     1,356       7,932
                                                               ----------   ---------
(Loss)/income on ordinary activities before taxation             (342,421)    827,700

Taxation                                                  1       117,152     (80,105)
                                                               ----------   ---------
Retained (loss)/income for the year                              (225,269)    747,595
                                                               ----------   ---------


Basic and diluted net (loss)/income per
 share of common stock                                             (23.22)      77.07
                                                               ----------   ---------

Weighted average shares of
 common stock                                                       9,700       9,700
                                                               ----------   ---------

See accompanying notes to the consolidated financial statements.

S.A.I. (Ireland) Limited
Consolidated Balance Sheets as at December 31

                                                             1999        1998
                                                 Notes  IR(Pounds)  IR(Pounds)
Assets
------
Current assets
Cash                                                      200,425     492,185
Receivables                                               256,057     624,361
Prepaid expenses                                           72,983           -
Deferred tax asset                                 1       39,708           -
                                                        ---------   ---------
Total current assets                                      566,512   1,116,546
                                                        ---------   ---------
Fixed assets
Tangible assets                                    3      197,493     238,618
                                                        ---------   ---------
Total assets                                              766,666   1,355,164
                                                        ---------   ---------
Liabilities
-----------
Current liabilities
Bank overdraft                                            286,975     163,104
Finance leases                                             20,958      34,188
Payables                                                   73,555      86,207
Accrued expenses                                          914,372     731,384
Directors' loan                                    4      273,037           -
                                                        ---------   ---------
                                                        1,568,897   1,022,005
Long-term liabilities
Finance leases                                              4,765      29,639
Deferred tax liability                                      2,661       7,122
                                                        ---------   ---------
Total liabilities                                       1,573,662   1,051,644
                                                        ---------   ---------

Minority interest - Preference shares              7        5,870       3,000
                                                        ---------   ---------
Shareholders' Equity (Deficit)
Common stock - IR(Pounds)1 par value               5         9,700       9,700
100,000 ordinary shares authorised
9,700 (1998: 9,700) issued and outstanding
at December 31

Accumulated (deficit)/surplus                            (225,269)    290,820
Distributions in excess of share capital                 (599,958)          -
                                                        ---------   ---------
Total shareholders' (deficit)/equity                     (815,527)    300,520
                                                        ---------   ---------
Total Liabilities and Shareholders' Equity                766,666   1,355,164
                                                        ---------   ---------

See accompanying notes to the consolidated financial statements.

S.A.I. (Ireland) Limited
Consolidated Statements of Shareholders' Equity (Deficit) as at December 31,
1999

                                                                         Accumulated       Distributions
                                             Common Stock                  Income          in excess of
                                        Shares            Amount          /(Deficit)        share capital         Total
                                          No.           IR(Pounds)        IR(Pounds)         IR(Pounds)         IR(Pounds)
Balance 12/31/1997                        9,700            9,700            308,986                  -           318,686

Net income 12/31/1998                         -                -            747,595                  -           747,595

Dividends - declared                          -                -           (765,761)                 -          (765,761)
                                      ---------        ---------          ---------          ---------         ---------
Balance 12/31/1998                        9,700            9,700            290,820                  -           300,520

Dividends - declared                          -                -           (290,820)          (599,958)         (890,778)

Net loss 12/31/1999                           -                -           (225,269)                 -          (225,269)
                                      ---------        ---------          ---------          ---------         ---------
Balance 12/31/1999                        9,700            9,700           (225,269)          (599,958)         (815,527)
                                      ---------        ---------          ---------          ---------         ---------

See accompanying notes to the consolidated financial statements.

S.A.I. (Ireland) Limited
Consolidated Statements of Cash Flows for the year ended December 31

                                                             1999        1998
                                                          IR(Pounds)  IR(Pounds)

Cash flows from operating activities:
Net (loss)/income                                          (225,269)    747,595

Adjustments to reconcile net (loss)/income to net cash
   used by operations:
Depreciation and amortisation                                80,276      51,600
Deferred tax (benefit)/provision                            (44,169)      7,122
Loss on disposal of fixed assets                                871           -
Change in assets and liabilities
Decrease/(Increase) in accounts receivable                  368,304    (140,832)
Increase in accounts payable and accrued expenses            97,353     554,502
                                                           --------   ---------
Net cash provided by operating activities                   277,366   1,219,987
                                                           --------   ---------

Cash flows from investing activities
Proceeds from sale of fixed assets                           19,500           -
Capital expenditures                                        (59,522)   (222,735)
                                                           --------   ---------
Net cash used in investing activities                       (40,022)   (222,735)
                                                           --------   ---------

Cash flows from financing activities
Directors' loans received                                   771,068      29,009
Directors' loans repaid                                    (498,031)    (29,009)
Capital lease repayments                                    (38,104)     35,730
Increase in bank overdraft                                  123,871     157,241
Payment of dividends                                       (890,778)   (790,761)
Proceeds from issue of preference shares in subsidiary        2,870           -
Purchase of minority interest in subsidiary                       -     (76,800)
                                                           --------   ---------
Net cash used in financing activities                      (529,104)   (674,590)
                                                           --------   ---------

(Decrease)/increase in cash and cash equivalents           (291,760)    322,622
Cash at beginning of year                                   492,185     169,563
                                                           --------   ---------
Cash at end of year                                         200,425     492,185
                                                           --------   ---------

Cash disclosures from operating activities:
Interest paid                                                 3,933         625
Taxes paid                                                   72,983      50,481


S.A.I. (Ireland) Limited
Accounting Policies for the year ended December 31

(a) Basis of preparation

    The financial statements are prepared in accordance with US generally accepted accounting principles. These financial statements have been prepared to facilitate the SEC filing requirements of the company's new parent, Clarus Corporation.

(b) Organisation

          S.A.I. (Ireland) Limited was incorporated within the Republic of Ireland on August 12, 1992. The Company was initially set up as a patent company to benefit from grant incentives and the tax-free royalty income resulting from royalties generated from the ownership of intellectual properties relating to the development of computer software. The company acquired the entire issued share capital of Software Architects International Limited at par on August 12, 1992.

          Software Architects International Limited is a wholly owned subsidiary of the Parent and was incorporated within the Republic of Ireland on June 5, 1992.

          SAI America Limited is a wholly owned subsidiary of Software Architects International Limited and was incorporated within the Republic of Ireland on November 30, 1999. This company carried out the sales and marketing activity of the Group in the US.

          S.A.I. U.K. Limited is a wholly owned subsidiary of Software Architects International Limited and was incorporated in the United Kingdom on July 11, 1995. The company has yet to trade.

          S.A.I. America LLC is a wholly owned subsidiary of SAI America Limited and was incorporated in Delaware, United States of America on November 11, 1999. This company carries out sales and marketing activities in the US.

          Redeo Technologies Inc., a Delaware corporation, was incorporated in the United States of America on March 21, 2000.

          The customers of the company and its subsidiaries are located worldwide.

(c)  Tangible fixed assets and depreciation

     Depreciation is provided at rates calculated to write off the cost less residual value of each asset over its expected useful life, as follows:


Fixtures & fittings       -     20% Straight Line
Computer equipment        -     20% Straight Line
Motor vehicles            -     20% Straight line
Leased fixed assets       -     shorter of 20% Straight line or over the
                                lease term


(d) Revenue

    Revenue arising from the sale of services represents invoiced sales during the year, net of valued added taxation. Licence fees are recognised upon delivery of the software when there are no significant vendor obligations, the customer has accepted and collectibility is reasonably assured; revenue from consultancy services is recognised as services are performed; and revenue from annual maintenance and support contract is recognised over the contract period.

    Deferred income arises when either a portion of a contract period, for which cash has been received in advance, falls after the year end or where work has not been completed.

(e) Grants

    Grants are credited to deferred revenue. Grants towards capital expenditure are released to the profit and loss account over the expected useful life of the assets. Grants towards revenue expenditure are released to the profit and loss account as the related expenditure is incurred.

(f) Leasing

    Assets held under leasing arrangements that transfer substantially all the risks of ownership to the company are capitalised. The capital element of the related rental obligations is included in creditors. The interest element of the rental obligations is charged to the profit and loss account in proportion to the amount outstanding under the lease.

    All other leases are operating leases and the annual rentals are charged to the profit and loss account.

(g) Foreign currencies

    The consolidated financial statements are expressed in Irish Pounds (IR(Pounds)) which is the functional currency. Monetary assets and liabilities denominated in foreign currencies are translated at the rates ruling at the balance sheet date and revenues, costs and non monetary assets at the exchange rates ruling at the transaction date.

(h) Pensions

    The company operates a defined contribution pension scheme with costs charged to the profit and loss account as incurred.

(i) Accounting estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date if the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those results.

(j) Income taxes

    Deferred taxes are provided for temporary differences on the basis of assets and liabilities for financial reporting and tax purposes. To the extent that it is not considered to be more likely than not that all of the Company's deferred tax assets will be realised, a valuation allowance is recorded to reduce the deferred tax asset to its estimated net realisable value.

(k) Earnings per share

    Earnings per share for each year was calculated by dividing the
    (loss)/income by the weighted average shares outstanding for each respective year.

(l) Impairment policy

    The company has adopted SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be disposed of" which requires that long-lived assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognised for the difference between fair value and carrying value of the asset.

(m) Consolidation

    The consolidated financial statements include the accounts of the parent and its wholly owned subsidiaries. Inter company balances and transactions are eliminated on consolidation.

(n) Software development costs

    Software development costs, which are required to be capitalised pursuant to Statement of Financial Accounting Standards (SFAS) No. 86, "Accounting for the Cost of Computer Software to be Sold, Leased or Otherwise Marketed", have not been material to the company to date.

(o) Credit risk

    Financial instruments which potentially subject the company to concentrations of credit risk are primarily accounts receivable. The company performs continuing credit evaluations of its customers and does not require collateral. For the most part, the company has not experienced significant losses related to receivables from individual customers or groups of customers in any particular industry or geographic area.


(p) Research and development

    Research and development costs are expensed to the profit and loss account as incurred.

S.A.I. (Ireland) Limited
Notes to the Consolidated Financial Statements for the year ended December 31

1.  Taxation

    The provision for income taxes differs from the amount computed by applying the statutory income tax rate to income before taxes. The sources and tax effects of the differences are as follows:

                                                                                   1999        1998
                                                                                IR(Pounds)  IR(Pounds)
    Income tax computed at the Irish statutory income tax
     rate of 10% for manufacturing operations                                      34,242     (82,770)
    Permanent differences - patent                                                 78,473      87,575
                          - other                                                   4,437     (84,910)
                                                                                  -------     -------
    Total benefit/(provision) for income taxes                                    117,152     (80,105)
                                                                                  -------     -------
    The income tax is comprised of the following:
    Current                                                                        72,983     (72,983)
    Deferred                                                                       44,169      (7,122)
                                                                                  -------     -------
    Total benefit/(provision) for income taxes                                    117,152     (80,105)
                                                                                  -------     -------

    The tax effects of temporary differences that give rise to the company's deferred tax assets/(liabilities) are as follows:

                                                                                   1999        1998
                                                                                IR(Pounds)  IR(Pounds)
    Deferred tax assets/(liabilities)
    Fixed assets                                                                   (2,661)     (7,122)
    Deferral income                                                                39,708           -
                                                                                  -------     -------
    Total deferred taxes                                                           37,047      (7,122)
                                                                                  -------     -------

    At December 31, 1999 the company had net operating losses to carryforward for Irish income tax purposes of IR(Pounds)397,081. The company has concluded that, based on expected future results, it is more likely than not that the deferred tax assets will be realised.

2.    Dividends                                                                    1999        1998
                                                                                IR(Pounds)  IR(Pounds)
      On ordinary shares of IR(Pounds)1 each

      Paid:  IR(Pounds)91.83 per share                                            890,778     765,761
      (1998: IR(Pounds) 78.94 per share)                                          -------     -------

3.     Tangible fixed assets

                               Fixtures &      Computer         Motor      Leased fixed
                                Fittings       equipment      vehicles        assets         Total
                               IR(Pounds)     IR(Pounds)     IR(Pounds)     IR(Pounds)     IR(Pounds)
       Cost
       At January 1, 1999          103,572        126,971         62,764         82,821       376,128
       Additions                     7,954         51,568              -              -        59,522
       Disposals                         -              -        (25,464)             -       (25,464)
                                   -------        -------        -------        -------       -------
       At December 31, 1999        111,526        178,539         37,300         82,821       410,186
                                   -------        -------        -------        -------       -------

       Depreciation
       At January 1, 1999           28,666         39,957         10,775         58,112       137,510
       On disposals                      -              -         (5,093)             -        (5,093)
       Charge for the year          21,913         32,469         12,553         13,341        80,276
                                   -------        -------        -------        -------       -------
       At December 31, 1999         50,579         72,426         18,235         71,453       212,693
                                   -------        -------        -------        -------       -------

       Net book values
       At December 31, 1999         60,947        106,113         19,065         11,368       197,493
                                   -------        -------        -------        -------       -------

       At December 31, 1998         74,906         87,014         51,989         24,709       238,618
                                   -------        -------        -------        -------       -------

      The basis by which depreciation is calculated is stated in Accounting Policy note (c).


4.    Directors' loans                                                            1999          1998
                                                                               IR(Pounds)    IR(Pounds)
      Opening Balance                                                                 -             -
      Advances by directors                                                    (771,068)      (29,009)
      Repayments to directors                                                   498,031        29,009
                                                                               --------       -------
      Closing Balance                                                          (273,037)            -
                                                                               --------       -------

      No specific repayment date has been set for the above loans and interest is not charged on the outstanding balance.


5.    Common stock                                      1999        1998
                                                   IR(Pounds)  IR(Pounds)
      Authorised equity

      100,000 Ordinary shares of IR(Pounds)1 each    100,000     100,000
                                                     -------   ---------

      Allotted, called up and fully paid equity

      9,700 Ordinary shares of IR(Pounds)1 each        9,700       9,700
                                                     -------   ---------

    The company was incorporated on 12 August 1992 and 100 ordinary shares of IR(Pounds)1 each were issued for IR(Pounds)100 as subscriber shares. The company issued 7,214 ordinary shares of IR(Pounds)1 each for IR(Pounds)7,214 on 26 July 1993 and a further 2,386 ordinary shares of IR(Pounds)1 each were issued for IR(Pounds)2,386 on 9 December 1993.


6.  Related parties

    The premises occupied by the Company is owned by SAI Properties, a partnership in which the directors are partners. The Company pays rent to this partnership amounting to IR(Pounds)30,000 per annum and the agreement entered into is renewable on a month to month basis.

    In November 1999 the two directors set up a company in the name of SAI Recruitment Limited, in which they each own a 50% share. This company did not trade up to December 31, 1999.


7.  Minority interest

    A subsidiary company, Software Architects International Limited, issued 8% redeemable preference shares of IR(Pounds)1 each at par to Shannon Free Airport Development Company in support of grants received. The shares were issued as follows:

    Date                                             No. of Shares

    February 25, 1993                                     9,600
    March 25, 1993                                        9,600
    October 20, 1993                                      4,800
    November 3, 1993                                      4,800
    November 11, 1994                                    48,000

    All such shares were redeemed by the company on April 1, 1998.

    Software Architects International Limited, also issued the following 2% redeemable preference shares of IR(Pounds)1 each at par to certain employees:

    Date                                               No. and Type of Shares

    August 26, 1994                      500 "C" redeemable preferences shares
    June 15, 1995                        500 "C" redeemable preferences shares
    June 15, 1995                        500 "D" redeemable preferences shares
    September 9, 1996                    500 "E" redeemable preferences shares
    August 7, 1997                       500 "E" redeemable preferences shares
    December 20, 1997                    500 "D" redeemable preferences shares
    March 9, 1999                      1,500 "C" redeemable preferences shares
    July 31, 1999                      1,250 "C" redeemable preferences shares
    July 31, 1999                        120 "D" redeemable preferences shares

    These shares remained in issue at December 31, 1999 and are disclosed under Minority Interest. These shares were redeemed by the company at par value post year end.

8.  Contingent liability

    There is a potential liability in relation to litigation being pursued by a customer against the company for claimed non-delivery of services in the amount of Australian dollars $39,639.

    Management does not believe that the outcome will have a material impact on the financial condition, results of operations, or cash flows.